UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

SORRENTO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36150	33-0344842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

9380 Judicial Drive

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 210-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 2, 2016, Sorrento Therapeutics, Inc. (the “Company”) and Yuhan Corporation, one of the largest and most respected pharmaceutical companies in South Korea, today announced that they have entered into an agreement to form a joint venture company, ImmuneOncia Therapeutics, LLC, to develop and commercialize a number of immune checkpoint antibodies against undisclosed targets for both hematological malignancies and solid tumors. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

99.1	Press release dated March 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2016

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji
	Name:	Henry Ji
	Title:	President and Chief Executive Officer